UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 2, 2009
ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia	1-11884	98-0081645

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-4.1
EX-4.2

Item 8.01 – Other Events
     On June 30, 2009, Royal Caribbean Cruises Ltd. (“Royal Caribbean”) announced an offering of $300,000,000 aggregate principal amount of senior unsecured notes bearing interest at the rate of 11.875% per annum, due July 15, 2015 (the “Notes”).
     Royal Caribbean may redeem some or all of the Notes at any time on the terms specified in the Notes. The Notes are subject to customary event of default provisions.
     The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated June 30, 2009 among Royal Caribbean and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Goldman, Sachs & Co., as representatives of the several underwriters named therein, under Royal Caribbean’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-158161) filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2009. Royal Caribbean has filed with the SEC a prospectus supplement, dated June 30, 2009, together with the accompanying prospectus, dated March 23, 2009, relating to the offering and sale of the Notes. The Notes are expected to be issued on July 6, 2009 pursuant to the Indenture dated as of July 31, 2006 between Royal Caribbean and The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by the First Supplemental Indenture to be dated July 6, 2009 (the “First Supplemental Indenture”).
     The above description of the Underwriting Agreement, the First Supplemental Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the form of First Supplemental Indenture and the form of Note, each of which is incorporated by reference into the Registration Statement and attached to this Current Report on Form 8-K as Exhibit 1.1, 4.1 and 4.2, respectively.
Item 9.01 – Financial Statements and Exhibits
(d)	Exhibits
1.1	Underwriting Agreement dated June 30, 2009 among Royal Caribbean Cruises Ltd. and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Goldman Sachs & Co., as representatives of the several underwriters named therein.

4.1	Form of First Supplemental Indenture between Royal Caribbean Cruises Ltd. and the Bank of New York Mellon Trust Company, N.A.

4.2	Form of Note.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.
Date: July 2, 2009	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated June 30, 2009 among Royal Caribbean Cruises Ltd. and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and Goldman Sachs & Co., as representatives of the several underwriters named therein.

4.1	Form of First Supplemental Indenture between Royal Caribbean Cruises Ltd. and the Bank of New York Mellon Trust Company, N.A.

4.2	Form of Note.